UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2020

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Affiliated Fund

For the fiscal year ended October 31, 2020

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended October 31, 2020, the Fund returned -9.42%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned -7.57% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. The Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September 2020, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus discussions in Washington.

Security selection within the health care and financials sectors detracted most from relative performance. Within the health care sector, Merck & Co., a health solutions provider, detracted most from relative performance amid COVID-19 related headwinds. A portion of Merck’s revenues are generated from physician-administered products. Consumers have delayed well visits and elective surgeries, which has led to reduced demand for the physician-administered products. As a result of these headwinds, the company issued a revision on its 2020 earnings per share (EPS) guidance. Additionally, the Fund’s allocation to CVS Health Corp., an American health care company, detracted from relative performance. Shares of CVS dropped precipitously in February amid the COVID-19 pandemic. In response to the COVID-19 pandemic, the company faced an increase in additional operating expenses, such as setting up testing sites and new store procedures to adequately address new cleanliness and health standards. Further, the company was expected to face incremental costs due to COVID-19 treatments with Aetna patients. Within the financials sector, Citigroup, Inc., a multinational investment bank and financial services corporation, detracted most from relative performance. Shares of Citigroup fell as the company faced significant headwinds due to reduced consumer and commercial spending, a low interest rate backdrop, and a higher risk of loan defaults. COVID-19 related challenges were further compounded by the company’s outsized exposure to Asia, which is where COVID-19 originated, and to credit card loans, which may experience increased defaults as unemployment rises.

   Conversely, stock selection within the information technology and real estate sectors contributed to relative performance during the period. Within the information technology sector, Apple Inc., a company that designs, manufactures, and sells smartphones, personal computers, tablets, wearables, and accessories, contributed most to relative performance. Shares of Apple rose following an 11% year-over-year increase in third quarter revenue despite operational disruptions due to the COVID-19 pandemic. Shares continued to climb in October in anticipation of the upcoming product launch. Microsoft Corp., a software developer, also contributed to relative performance. Despite a sell-off during the volatility in late February, shares of Microsoft Corp. were lifted following the company’s favorable positioning relative to COVID-19 related secular shifts, such as remote working, security and gaming. Further, in both the third and fourth quarter, Microsoft saw increased demand in cloud usage. Within the real estate sector, Prologis, Inc., a real estate investment trust services provider, contributed most to relative performance. Shares of the logistics warehouse company rallied following strong ecommerce trends and inventory stockpiling as a result of COVID-related demand.

   The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A4	-14.65%	4.48%	7.80%	–
Class C5	-10.90%	4.94%	7.67%	–
Class F6	-9.27%	5.90%	8.65%	–
Class F3[7]	-9.07%	–	–	3.29%
Class I6	-9.21%	5.98%	8.74%	–
Class P6	-9.52%	5.63%	8.39%	–
Class R2[6]	-9.68%	5.37%	8.10%	–
Class R3[6]	-9.61%	5.48%	8.23%	–
Class R4[8]	-9.37%	5.73%	–	5.17%
Class R5[8]	-9.19%	6.00%	–	5.43%
Class R6[8]	-9.07%	6.08%	–	5.52%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 through October 31, 2020).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/20 – 10/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,074.50	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.47	$3.71
Class C
Actual	$1,000.00	$1,070.60	$7.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.51
Class F
Actual	$1,000.00	$1,075.20	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class F3
Actual	$1,000.00	$1,077.00	$2.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.18	$1.98
Class I
Actual	$1,000.00	$1,075.50	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.72	$2.44
Class P
Actual	$1,000.00	$1,074.30	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.72
Class R2
Actual	$1,000.00	$1,073.10	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48
Class R3
Actual	$1,000.00	$1,073.00	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.98
Class R4
Actual	$1,000.00	$1,074.60	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.47	$3.71
Class R5
Actual	$1,000.00	$1,076.20	$2.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.72	$2.44
Class R6
Actual	$1,000.00	$1,077.00	$2.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.18	$1.98

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.73% for Class A, 1.48% for Class C, 0.58% for Class F, 0.39% for Class F3, 0.48% for Class I, 0.93% for Class P, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.39% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	5.08%
Consumer Discretionary	11.17%
Consumer Staples	9.26%
Energy	1.62%
Financials	16.47%
Health Care	14.64%
Industrials	15.95%
Information Technology	11.05%
Materials	4.59%
Real Estate	5.67%
Utilities	4.15%
Repurchase Agreement	0.35%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.40%

Aerospace & Defense 1.70%
Northrop Grumman Corp.	100,300	$29,069
Raytheon Technologies Corp.	1,055,457	57,332
Total		86,401

Air Freight & Logistics 1.32%
FedEx Corp.	259,000	67,203

Auto Components 1.36%
Lear Corp.	573,700	69,309

Banks 4.63%
Bank of America Corp.	4,072,200	96,511
Citizens Financial Group, Inc.	1,413,000	38,504
JPMorgan Chase & Co.	1,029,942	100,976
Total		235,991

Beverages 1.58%
Coca-Cola Co. (The)	1,671,200	80,318

Biotechnology 3.23%
AbbVie, Inc.	1,152,800	98,103
Amgen, Inc.	306,100	66,406
Total		164,509

Building Products 1.81%
Masco Corp.	1,163,100	62,342
Trane Technologies plc (Ireland)(a)	224,800	29,842
Total		92,184

Capital Markets 5.18%
Ameriprise Financial, Inc.	431,900	69,462
BlackRock, Inc.	147,400	88,324
CME Group, Inc.	223,200	33,641
Morgan Stanley	1,506,400	72,533
Total		263,960
Investments	Shares	Fair Value (000)
Chemicals 3.21%
Air Products & Chemicals, Inc.	360,800	$99,668
Ecolab, Inc.	347,400	63,779
Total		163,447

Commercial Services & Supplies 1.19%
Waste Management, Inc.	562,600	60,710

Consumer Finance 3.84%
Ally Financial, Inc.	2,381,500	63,538
American Express Co.	523,300	47,746
Discover Financial Services	1,300,200	84,526
Total		195,810

Containers & Packaging 1.37%
Avery Dennison Corp.	504,000	69,749

Diversified Telecommunication Services 3.28%
AT&T, Inc.	2,224,649	60,110
Verizon Communications, Inc.	1,880,451	107,167
Total		167,277

Electric: Utilities 2.69%
FirstEnergy Corp.	1,133,800	33,697
NextEra Energy, Inc.	1,410,700	103,277
Total		136,974

Equity Real Estate Investment Trusts 5.66%
Alexandria Real Estate Equities, Inc.	528,300	80,048
Crown Castle International Corp.	459,200	71,727
Prologis, Inc.	829,200	82,257
Starwood Property Trust, Inc.	1,525,300	21,308
UDR, Inc.	1,054,100	32,930
Total		288,270

Food & Staples Retailing 2.54%
Sysco Corp.	881,100	48,734
Walmart, Inc.	580,700	80,572
Total		129,306

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2020

Investments	Shares	Fair Value (000)
Food Products 1.53%
General Mills, Inc.	695,300	$41,106
Mondelez International, Inc. Class A	691,800	36,749
Total		77,855

Health Care Equipment & Supplies 2.20%
Abbott Laboratories	544,000	57,180
Medtronic plc (Ireland)(a)	547,700	55,082
Total		112,262

Health Care Providers & Services 1.81%
UnitedHealth Group, Inc.	303,000	92,457

Hotels, Restaurants & Leisure 2.21%
McDonald’s Corp.	254,000	54,102
Starbucks Corp.	272,500	23,697
Yum! Brands, Inc.	374,300	34,933
Total		112,732

Household Products 2.29%
Procter & Gamble Co. (The)	849,100	116,412

Industrial Conglomerates 1.89%
Honeywell International, Inc.	582,700	96,116

Information Technology Services 0.85%
Accenture plc Class A (Ireland)(a)	199,300	43,230

Insurance 2.77%
Chubb Ltd. (Switzerland)(a)	649,100	84,324
Everest Re Group Ltd.	288,400	56,838
Total		141,162

Machinery 4.42%
Dover Corp.	630,900	69,847
Illinois Tool Works, Inc.	392,500	76,883
Stanley Black & Decker, Inc.	471,000	78,280
Total		225,010

Media 1.78%
Comcast Corp. Class A	2,145,900	90,643
Investments	Shares	Fair Value (000)
Multi-Line Retail 1.35%
Dollar General Corp.	329,600	$68,791

Multi-Utilities 1.46%
CMS Energy Corp.	1,170,400	74,121

Oil, Gas & Consumable Fuels 1.62%
Chevron Corp.	611,732	42,515
Total SA ADR	1,314,900	39,881
Total		82,396

Pharmaceuticals 7.35%
AstraZeneca plc ADR	1,632,500	81,886
Bristol-Myers Squibb Co.	1,316,300	76,938
Eli Lilly & Co.	249,200	32,511
Johnson & Johnson	509,300	69,830
Merck & Co., Inc.	1,508,100	113,424
Total		374,589

Road & Rail 3.59%
Norfolk Southern Corp.	417,700	87,349
Union Pacific Corp.	540,600	95,789
Total		183,138

Semiconductors & Semiconductor Equipment 6.08%
Analog Devices, Inc.	575,000	68,155
Lam Research Corp.	241,400	82,578
QUALCOMM, Inc.	620,400	76,532
Texas Instruments, Inc.	571,600	82,648
Total		309,913

Software 2.76%
Microsoft Corp.	693,900	140,494

Specialty Retail 6.21%
Home Depot, Inc. (The)	506,700	135,142
Lowe’s Cos., Inc.	558,400	88,283
TJX Cos., Inc. (The)	966,400	49,093
Williams-Sonoma, Inc.	483,000	44,054
Total		316,572

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2020

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 1.33%
Apple, Inc.	623,100	$67,831

Tobacco 1.31%
Philip Morris International, Inc.	941,800	66,887
Total Common Stocks (cost $4,783,682,946)		5,064,029
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.35%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $17,175,900 of U.S. Treasury Note at 1.625% due 04/30/2023 value: $17,937,992; proceeds: $17,586,176 (cost $17,586,176)	$17,586	$17,586
Total Investments in Securities 99.75% (cost $4,801,269,122)		5,081,615
Other Assets in Excess of Liabilities(b) 0.25%		12,962
Net Assets 100.00%		$5,094,577

ADR	American Depositary Receipt.

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized depreciation on futures contracts as follows:

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2020

Open Futures Contracts at October 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E- Mini S&P 500 Index	December 2020	191	Long	$32,086,087	$31,177,885	$(908,202)

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$5,064,029	$–	$–	$5,064,029
Short-Term Investment
Repurchase Agreement	–	17,586	–	17,586
Total	$5,064,029	$17,586	$–	$5,081,615
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(908)	–	–	(908)
Total	$(908)	$–	$–	$(908)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2020

ASSETS:
Investments in securities, at fair value (cost $4,801,269,122)	$5,081,615,071
Deposits with brokers for futures collateral	2,292,000
Receivables:
Investment securities sold	41,004,071
Dividends	10,837,406
Capital shares sold	2,197,888
Prepaid expenses and other assets	69,980
Total assets	5,138,016,416
LIABILITIES:
Payables:
Investment securities purchased	27,498,839
Capital shares reacquired	6,117,128
12b-1 distribution plan	3,976,110
Directors’ fees	2,230,695
Management fee	1,440,951
Variation margin for futures contracts	1,059,163
Fund administration	181,398
Accrued expenses	934,726
Commitments and contingent liabilities
Total liabilities	43,439,010
NET ASSETS	$5,094,577,406
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,334,555,336
Total distributable earnings (loss)	(239,977,930)
Net Assets	$5,094,577,406

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2020

Net assets by class:
Class A Shares	$4,464,149,674
Class C Shares	$69,212,955
Class F Shares	$236,682,660
Class F3 Shares	$92,475,060
Class I Shares	$109,391,910
Class P Shares	$9,192,003
Class R2 Shares	$708,794
Class R3 Shares	$32,033,493
Class R4 Shares	$7,558,010
Class R5 Shares	$2,642,005
Class R6 Shares	$70,530,842
Outstanding shares by class:
Class A Shares (3.84 billion shares of common stock authorized, $.001 par value)	335,839,075
Class C Shares (300 million shares of common stock authorized, $.001 par value)	5,184,895
Class F Shares (960 million shares of common stock authorized, $.001 par value)	17,795,303
Class F3 Shares (960 million shares of common stock authorized, $.001 par value)	6,893,011
Class I Shares (960 million shares of common stock authorized, $.001 par value)	8,191,219
Class P Shares (200 million shares of common stock authorized, $.001 par value)	692,841
Class R2 Shares (476 million shares of common stock authorized, $.001 par value)	53,216
Class R3 Shares (476 million shares of common stock authorized, $.001 par value)	2,410,134
Class R4 Shares (476 million shares of common stock authorized, $.001 par value)	569,495
Class R5 Shares (476 million shares of common stock authorized, $.001 par value)	197,700
Class R6 Shares (476 million shares of common stock authorized, $.001 par value)	5,260,703
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.29
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.10
Class C Shares-Net asset value	$13.35
Class F Shares-Net asset value	$13.30
Class F3 Shares-Net asset value	$13.42
Class I Shares-Net asset value	$13.35
Class P Shares-Net asset value	$13.27
Class R2 Shares-Net asset value	$13.32
Class R3 Shares-Net asset value	$13.29
Class R4 Shares-Net asset value	$13.27
Class R5 Shares-Net asset value	$13.36
Class R6 Shares-Net asset value	$13.41

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $314,345)	$166,378,774
Interest and other	89,721
Securities lending net income	545
Total investment income	166,469,040
Expenses:
Management fee	17,786,999
12b-1 distribution plan-Class A	12,143,535
12b-1 distribution plan-Class C	950,162
12b-1 distribution plan-Class F	278,055
12b-1 distribution plan-Class P	49,500
12b-1 distribution plan-Class R2	5,322
12b-1 distribution plan-Class R3	188,015
12b-1 distribution plan-Class R4	19,607
Shareholder servicing	5,377,506
Fund administration	2,244,933
Reports to shareholders	298,801
Directors’ fees	223,857
Registration	206,197
Professional	117,934
Custody	96,645
Other	206,555
Gross expenses	40,193,623
Expense reductions (See Note 9)	(224,389)
Fees waived and expenses reimbursed (See Note 3)	(78,947)
Net expenses	39,890,287
Net investment income	126,578,753
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(506,453,028)
Net realized gain (loss) on futures contracts	3,517,496
Net change in unrealized appreciation/depreciation on investments	(208,762,045)
Net change in unrealized appreciation/depreciation on futures contracts	(1,888,427)
Net realized and unrealized gain (loss)	(713,586,004)
Net Decrease in Net Assets Resulting From Operations	$(587,007,251)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE/(DECREASE) IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income	$126,578,753	$121,152,174
Net realized gain (loss) on investments and futures contracts	(502,935,532)	151,295,848
Net change in unrealized appreciation/depreciation on investments and futures contracts	(210,650,472)	357,184,698
Net increase (decrease) in net assets resulting from operations	(587,007,251)	629,632,720
Distributions to shareholders:
Class A	(232,854,145)	(559,667,479)
Class C	(3,943,724)	(12,358,607)
Class F	(13,970,010)	(32,519,207)
Class F3	(4,955,290)	(10,712,431)
Class I	(5,415,322)	(12,285,865)
Class P	(522,083)	(1,439,677)
Class R2	(42,266)	(132,579)
Class R3	(1,729,502)	(4,141,308)
Class R4	(350,673)	(841,468)
Class R5	(73,413)	(10,392)
Class R6	(3,350,562)	(2,781,746)
Total distributions to shareholders	(267,206,990)	(636,890,759)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	362,589,322	486,326,404
Reinvestment of distributions	240,807,649	581,399,643
Cost of shares reacquired	(1,010,284,456)	(1,009,627,096)
Net increase (decrease) in net assets resulting from capital share transactions	(406,887,485)	58,098,951
Net increase (decrease) in net assets	(1,261,101,726)	50,840,912
NET ASSETS:
Beginning of year	$6,355,679,132	$6,304,838,220
End of year	$5,094,577,406	$6,355,679,132

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$15.36	$0.31	$(1.72)	$(1.41)	$(0.32)	$(0.34)	$(0.66)
10/31/2019	15.41	0.29	1.21	1.50	(0.33)	(1.22)	(1.55)
10/31/2018	16.65	0.40	0.23	0.63	(0.33)	(1.54)	(1.87)
10/31/2017	15.03	0.36	2.45	2.81	(0.37)	(0.82)	(1.19)
10/31/2016	15.70	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
Class C
10/31/2020	15.40	0.21	(1.71)	(1.50)	(0.21)	(0.34)	(0.55)
10/31/2019	15.45	0.18	1.21	1.39	(0.22)	(1.22)	(1.44)
10/31/2018	16.65	0.26	0.26	0.52	(0.18)	(1.54)	(1.72)
10/31/2017	15.03	0.24	2.45	2.69	(0.25)	(0.82)	(1.07)
10/31/2016	15.70	0.26	0.46	0.72	(0.24)	(1.15)	(1.39)
Class F
10/31/2020	15.37	0.34	(1.73)	(1.39)	(0.34)	(0.34)	(0.68)
10/31/2019	15.42	0.31	1.21	1.52	(0.35)	(1.22)	(1.57)
10/31/2018	16.64	0.43	0.25	0.68	(0.36)	(1.54)	(1.90)
10/31/2017	15.03	0.38	2.45	2.83	(0.40)	(0.82)	(1.22)
10/31/2016	15.70	0.39	0.47	0.86	(0.38)	(1.15)	(1.53)
Class F3
10/31/2020	15.49	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.52	0.34	1.22	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.24	0.70	(0.38)	(1.54)	(1.92)
4/4/2017 to 10/31/2017(c)	15.94	0.11	0.89	1.00	(0.20)	–	(0.20)
Class I
10/31/2020	15.43	0.35	(1.73)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.48	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.71	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.41	2.44	2.85	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
Class P
10/31/2020	15.32	0.29	(1.71)	(1.42)	(0.29)	(0.34)	(0.63)
10/31/2019	15.38	0.26	1.20	1.46	(0.30)	(1.22)	(1.52)
10/31/2018	16.62	0.39	0.23	0.62	(0.32)	(1.54)	(1.86)
10/31/2017	15.01	0.36	2.44	2.80	(0.37)	(0.82)	(1.19)
10/31/2016	15.68	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)		Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$13.29	(9.42)	0.72		0.72		0.72		2.25		$4,464,150	63
15.36	10.77	0.71		0.72		0.72		1.96		5,540,059	55
15.41	4.10	0.71		0.71		0.71		2.55		5,540,007	62
16.65	19.54	0.70		0.70		0.70		2.26		5,774,835	69
15.03	5.81	0.74		0.74		0.74		2.51		5,347,367	73

13.35	(10.03)	1.47		1.47		1.47		1.51		69,213	63
15.40	9.88	1.46		1.47		1.47		1.21		117,135	55
15.45	3.34	1.46		1.46		1.46		1.66		133,507	62
16.65	18.62	1.45		1.45		1.45		1.53		334,809	69
15.03	5.03	1.48		1.48		1.48		1.77		382,356	73

13.30	(9.27)	0.57		0.57		0.58		2.40		236,683	63
15.37	10.93	0.56		0.57		0.57		2.11		325,597	55
15.42	4.38	0.56		0.56		0.56		2.69		314,764	62
16.64	19.66	0.55		0.55		0.55		2.36		362,708	69
15.03	5.97	0.59		0.59		0.59		2.66		188,161	73

13.42	(9.07)	0.39		0.39		0.39		2.58		92,475	63
15.49	11.13	0.39		0.40		0.40		2.28		109,040	55
15.52	4.49	0.39		0.39		0.39		2.88		103,179	62
16.74	6.30 (d)	0.38	(e)	0.38	(e)	0.38	(e)	1.15	(e)	90,582	69

13.35	(9.21)	0.47		0.48		0.48		2.49		109,392	63
15.43	10.99	0.46		0.47		0.47		2.17		117,734	55
15.48	4.40	0.46		0.46		0.46		2.83		120,897	62
16.71	19.74	0.46		0.46		0.46		2.56		68,197	69
15.09	6.12	0.49		0.49		0.49		2.76		137,838	73

13.27	(9.52)	0.92		0.92		0.93		2.05		9,192	63
15.32	10.49	0.91		0.92		0.92		1.76		13,475	55
15.38	4.03	0.79		0.79		0.79		2.46		14,703	62
16.62	19.48	0.71		0.71		0.71		2.27		17,375	69
15.01	5.81	0.74		0.74		0.74		2.52		19,648	73

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2020	$15.37	$0.27	$(1.72)	$(1.45)	$(0.26)	$(0.34)	$(0.60)
10/31/2019	15.43	0.23	1.21	1.44	(0.28)	(1.22)	(1.50)
10/31/2018	16.65	0.34	0.26	0.60	(0.28)	(1.54)	(1.82)
10/31/2017	15.04	0.29	2.46	2.75	(0.32)	(0.82)	(1.14)
10/31/2016	15.71	0.32	0.46	0.78	(0.30)	(1.15)	(1.45)
Class R3
10/31/2020	15.35	0.28	(1.72)	(1.44)	(0.28)	(0.34)	(0.62)
10/31/2019	15.40	0.25	1.21	1.46	(0.29)	(1.22)	(1.51)
10/31/2018	16.63	0.36	0.24	0.60	(0.29)	(1.54)	(1.83)
10/31/2017	15.02	0.32	2.44	2.76	(0.33)	(0.82)	(1.15)
10/31/2016	15.69	0.33	0.47	0.80	(0.32)	(1.15)	(1.47)
Class R4
10/31/2020	15.33	0.31	(1.71)	(1.40)	(0.32)	(0.34)	(0.66)
10/31/2019	15.39	0.29	1.20	1.49	(0.33)	(1.22)	(1.55)
10/31/2018	16.63	0.40	0.24	0.64	(0.34)	(1.54)	(1.88)
10/31/2017	15.03	0.33	2.48	2.81	(0.39)	(0.82)	(1.21)
10/31/2016	15.70	0.36	0.47	0.83	(0.35)	(1.15)	(1.50)
Class R5
10/31/2020	15.44	0.34	(1.72)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.49	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.72	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.40	2.46	2.86	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
Class R6
10/31/2020	15.48	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.51	0.33	1.23	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.23	0.69	(0.38)	(1.54)	(1.92)
10/31/2017	15.10	0.38	2.50	2.88	(0.42)	(0.82)	(1.24)
10/31/2016	15.76	0.42	0.47	0.89	(0.40)	(1.15)	(1.55)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)	Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.32	(9.68)	1.07	1.07	1.07	1.90	$ 709	63
15.37	10.29	1.06	1.07	1.07	1.60	1,205	55
15.43	3.85	1.06	1.06	1.06	2.16	1,340	62
16.65	19.10	1.05	1.05	1.05	1.81	1,751	69
15.04	5.41	1.09	1.09	1.09	2.17	480	73

13.29	(9.61)	0.97	0.97	0.98	2.00	32,033	63
15.35	10.49	0.96	0.97	0.97	1.71	44,424	55
15.40	3.91	0.96	0.96	0.96	2.29	41,776	62
16.63	19.20	0.93	0.93	0.93	2.04	46,658	69
15.02	5.57	0.97	0.97	0.97	2.28	52,793	73

13.27	(9.37)	0.72	0.73	0.73	2.24	7,558	63
15.33	10.71	0.71	0.72	0.72	1.96	7,687	55
15.39	4.12	0.71	0.71	0.71	2.56	8,434	62
16.63	19.54	0.69	0.69	0.69	2.01	5,220	69
15.03	5.82	0.72	0.72	0.72	2.46	19	73

13.36	(9.19)	0.48	0.48	0.48	2.51	2,642	63
15.44	10.99	0.46	0.47	0.47	2.16	231	55
15.49	4.39	0.46	0.46	0.46	2.83	47	62
16.72	19.82	0.44	0.44	0.44	2.48	18	69
15.09	6.13	0.47	0.47	0.47	2.77	11	73

13.41	(9.07)	0.39	0.39	0.39	2.56	70,531	63
15.48	11.14	0.39	0.40	0.40	2.20	79,093	55
15.51	4.42	0.39	0.39	0.39	2.89	26,184	62
16.74	19.91	0.39	0.39	0.39	2.32	23,836	69
15.10	6.17	0.37	0.37	0.37	2.87	18	73

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign

Notes to Financial Statements (continued)

securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and Other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2017 through October 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in

Notes to Financial Statements (continued)

foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk- for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2020, the effective management fee paid to Lord Abbett was at an annualized rate of .32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $78,947 of fund administration fees during the fiscal year ended October 31, 2020.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%(1)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2020:

Distributor Commissions	Dealers’ Concessions
$290,192	$1,559,473

Notes to Financial Statements (continued)

Distributor received CDSCs of $17,784 and $10,072 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2020.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2020 and 2019 was as follows:

	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$158,619,938	$301,344,362
Net long-term capital gains	108,587,052	335,546,397
Total distributions paid	$267,206,990	$636,890,759

As of October 31, 2020, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income–net	$9,712,736
Total undistributed earnings	9,712,736
Capital loss carryforward*	(494,977,552)
Temporary differences	(2,230,695)
Unrealized gains–net	247,517,581
Total accumulated gains (losses) – net	$(239,977,930)

*	The capital losses will carry forward indefinitely.

As of October 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,833,189,288
Gross unrealized gain	513,937,520
Gross unrealized loss	(266,419,939)
Net unrealized security gain	$247,517,581

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2020 were as follows:

Purchases	Sales
$3,509,401,641	$4,026,056,276

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2020, the Fund engaged in cross-trades purchases $8,443,369 and sales of $9,311,363 which resulted in net realized gains of $2,457,010.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2020 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2020, the Fund had futures contracts with unrealized depreciation of $908,202. Amounts of $3,517,496 and $(1,888,427) are included in the Statement of Operations related to futures contracts under the captions Net realized gain/loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 168.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$17,586,176	$–	$17,586,176
Total	$17,586,176	$–	$17,586,176

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$17,586,176	$–	$–	$(17,586,176)	$–
Total	$17,586,176	$–	$–	$(17,586,176)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended October 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2020, the Fund did not utilize the Facilities.

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities Lending Net Income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2020, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is

Notes to Financial Statements (continued)

wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,481,313	$167,638,071	14,621,447	$209,039,528
Converted from Class C*	1,441,163	19,589,106	944,546	13,867,421
Reinvestment of distributions	14,945,564	213,060,903	36,159,376	514,735,042
Shares reacquired	(53,784,007)	(735,619,330)	(50,471,276)	(730,766,926)
Increase (decrease)	(24,915,967)	$(335,331,250)	1,254,093	$6,875,065

Notes to Financial Statements (continued)

	Year Ended October 31, 2020		Year Ended October 31, 2019
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,139,459	$15,580,045	1,667,613	$23,808,006
Reinvestment of distributions	241,443	3,516,865	784,298	11,176,907
Shares reacquired	(2,364,307)	(31,846,747)	(2,546,946)	(36,677,253)
Converted to Class A*	(1,436,137)	(19,589,106)	(942,308)	(13,867,421)
Decrease	(2,419,542)	$(32,338,943)	(1,037,343)	$(15,559,761)

Class F Shares
Shares sold	5,463,115	$77,254,866	6,642,193	$96,508,471
Reinvestment of distributions	781,911	11,145,518	1,794,372	25,564,123
Shares reacquired	(9,638,032)	(128,847,616)	(7,662,229)	(109,817,446)
Increase (decrease)	(3,393,006)	$(40,447,232)	774,336	$12,255,148

Class F3 Shares
Shares sold	1,959,781	$26,702,708	1,426,168	$20,943,350
Reinvestment of distributions	347,538	4,955,290	745,879	10,712,390
Shares reacquired	(2,454,464)	(33,651,059)	(1,778,806)	(26,138,646)
Increase (decrease)	(147,145)	$(1,993,061)	393,241	$5,517,094

Class I Shares
Shares sold	2,289,963	$31,779,116	4,379,355	$64,880,711
Reinvestment of distributions	193,755	2,765,222	793,407	11,314,821
Shares reacquired	(1,923,623)	(26,178,107)	(5,353,574)	(79,355,047)
Increase (decrease)	560,095	$8,366,231	(180,812)	$(3,159,515)

Class P Shares
Shares sold	29,751	$405,899	42,980	$622,276
Reinvestment of distributions	35,843	513,713	99,226	1,408,879
Shares reacquired	(252,039)	(3,423,147)	(218,912)	(3,161,562)
Decrease	(186,445)	$(2,503,535)	(76,706)	$(1,130,407)

Class R2 Shares
Shares sold	4,918	$67,892	11,139	$161,106
Reinvestment of distributions	2,843	41,445	6,986	99,560
Shares reacquired	(32,939)	(466,519)	(26,572)	(402,917)
Decrease	(25,178)	$(357,182)	(8,447)	$(142,251)

Class R3 Shares
Shares sold	373,380	$5,037,095	492,443	$7,265,270
Reinvestment of distributions	120,539	1,727,625	291,187	4,141,195
Shares reacquired	(977,579)	(13,336,503)	(601,751)	(8,772,063)
Increase (decrease)	(483,660)	$(6,571,783)	181,879	$2,634,402

Class R4 Shares
Shares sold	211,535	$2,934,994	125,235	$1,817,530
Reinvestment of distributions	12,956	181,565	30,044	426,862
Shares reacquired	(156,285)	(2,131,306)	(202,017)	(2,959,828)
Increase (decrease)	68,206	$985,253	(46,738)	$(715,436)

Notes to Financial Statements (concluded)

	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	257,996	$4,066,621	11,822	$170,316
Reinvestment of distributions	5,472	69,828	627	9,002
Shares reacquired	(80,725)	(1,103,793)	(516)	(7,425)
Increase	182,743	$3,032,656	11,933	$171,893

Class R6 Shares
Shares sold	2,310,608	$31,122,015	4,061,097	$61,109,840
Reinvestment of distributions	197,266	2,829,675	125,647	1,810,862
Shares reacquired	(2,356,990)	(33,680,329)	(764,773)	(11,567,983)
Increase	150,884	$271,361	3,421,971	$51,352,719

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Affiliated Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 28-29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

100% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2020 is qualified dividend income. For corporate shareholders, 99% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distribution paid during the fiscal year ended October 31, 2020, $29,474,909 and $108,587,052, respectively, represent short-term and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/20)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$57,000	$57,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	57,000	57,200

Tax Fees {b}	5,092	5,051
All Other Fees	- 0 -	- 0 -

Total Fees	$62,092	$62,251

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2020

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: December 22, 2020